UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, Inc. 225 Pictoria Drive, Suite 450 Cincinnati, OH

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, Inc.

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Symons Value Institutional Fund (SAVIX)

Annual Report

November 30, 2017

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.symonsfunds.com

SYMONS VALUE INSTITUTIONAL FUND MARKET DISCUSSION AND OUTLOOK

Thank you to our shareholders for you continued support and loyalty in the past year and since the inception of the Symons Value Institutional Fund (SAVIX). We consistently strive to achieve favorable absolute long-term returns and to provide you with excellent service and accessibility. We invite you to visit our website at www.symonsfunds.com to learn more about our firm and investment philosophy and process.

For the fiscal year ended November 30, 2017, the Symons Value Institutional Fund’s (SAVIX) one-year return was 11.93% versus the S&P 500 Index’s return of 22.87%. The commentary below provides additional insight into our investment research and portfolio management thought process.

2017 REVIEW AND THE BIG PICTURE

In 1998-99 Warren Buffett said he didn’t understand tech stock valuations. The smart money said he should retire – the world had passed him by. But when the tech bubble burst, Buffett crushed his competitors, as did Symons Capital1. The same thing happened in the financial bubble starting in 2006 with one of the largest and best-known Value managers, GMO. GMO said they didn’t like the financial stock valuations. As a result, they lost over half of their business because the smart money said housing prices never go down and so GMO was wrong. But when the financial bubble burst GMO crushed its competitors, as did Symons Capital2. Today’s market shows similar risk, but most investors are looking in the rear-view mirror and seeing no risk.

Once again today, people think they aren’t chasing the latest investment fad, but in our judgment, they are. People believe that the Federal Reserve Bank (the “Fed”) and other central banks can keep this riskless market going. But at this very moment central banks, starting with the Fed, are beginning to reverse course on both their interest rate suppression (ZIRP) and their financial asset purchases (QE). And there are other problems, starting with massive growth in debt burdens and modest to weak economic growth. The point is, what happens to the markets if investor expectations of central banks’ ability to continue the riskless market turn out to be incorrect? As in past market cycles, it would not be surprising for sensible investment opportunities to appear as investor expectations are disappointed.

1	From January 1, 2000 through December 31, 2002, the S&P 500 Index total return was negative 37.61%, while the Symons Value Composite total return was positive 22.27%, resulting in a positive performance differential of 59.88%.

2	From October 1, 2007 through March 31, 2009, the S&P 500 Index total return was negative 45.80%, while the Symons Value Composite total return was negative 22.89%, resulting in a positive performance differential of 22.91%.

In contrast to a forward-looking risk management approach that seeks to identify clouds on the horizon, the more popular view of investment management is based on Modern Portfolio Theory, which says that the market is always fairly valued because all knowable risks are already priced into the market. If that is true, it makes sense to be a passive, index investor, which means investing using the rearview mirror. Index funds and passive ETFs buy more of the recently popular momentum stocks. It also means there is no forward-looking valuation model when picking investments. You might also call this robo investing. They can’t judge future risks because they use recent past returns to estimate the future. The same passive rearview mirror perception draws assets to the FAANG-type stocks (Facebook, Amazon, Apple, Netflix, and Google). Eventually a half-cycle downturn shows up in the rearview mirror, but by then it is too late to think about risk management.

The bottom line is that, when looking at how Modern Portfolio Theory is used to allocate and manage long-term wealth, it is a huge assumption to believe that the future will be just like the past 3-5 years. Behavioral finance academics have shown that many investors use that rearview mirror approach due to cognitive biases. People use mental shortcuts that impede good thinking. A few examples are Recency Bias, where people put the highest value on recent information, Bandwagon Bias, where people feel safe if they are part of the current consensus wisdom, and Confirmation Bias, where people only look at what they agree with.

THE ECONOMY AND INVESTMENT MARKETS

Do we have a booming economy? We certainly have excitement based on the hope that tax reductions (but not spending reductions) will generate 4% real GDP growth for the next several years. But the structural drivers of economic growth suggest that there are serious headwinds. Economic growth is driven by two factors – growth in the number of employed workers (employment growth) and growth in the amount of output per worker (productivity growth). With a 4.1% unemployment rate, there is little slack capacity for employment growth, and aging demographics add to the problem. Today, due to demographics, labor force growth is below 0.5% a year1.

Productivity growth also is weak, has been declining for decades, and is now about 0.6% a year.1 Add together the two drivers of economic growth and you get 1% annual growth, not 4%. Is it possible to do better than 1%? Yes. But can we do 4%? That is hard to imagine. The reason is that productivity growth largely comes from greater domestic business investment and greater foreign business investment in productive capacity. With our large current trade deficit, we have a serious problem in attracting greater foreign business investment. We can improve our productive capacity somewhat with more domestic investment, but 2%, rather than 4%, annual GDP growth is about as hopeful as we can get.

1	Hussman Market Comment, Mid-December 2017, Three Delusions: Paper Wealth, a Booming Economy, and Bitcoin.

With weaker forward-looking economic growth, how do we see the investment markets doing? Looking in the rearview mirror, the hope for the investment markets seems to be as strong as the hope for 4% economic growth. Here, too, there are structural drivers that call into question the reality of investors’ hopes for investment markets. In 1929, the late stages of that stock market boom were fueled by debt and easy money, which led to historically reliable stock market valuation measures reaching rarely seen extremes. Investors stopped thinking about risks, and valuations didn’t matter. Investors ignored the difference between a company having a viable business and its stock being a desirable purchase. Remember Cisco Systems in 2000? Almost eighteen years later it still is a viable business and has four times its 2000 revenue and earnings. Unfortunately, it is selling for less than half its 2000 price because its valuation metrics have reverted to the mean – its P/E has gone from 240 to 20. Today, we are seeing stock market valuation extremes similar to those in 1929, 2000 and 2008. Buying “momentum” stocks regardless of price has never worked in the long term. And valuations matter greatly in building durable, sustainable wealth.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

Our quarterly market outlooks come with varying degrees of certainty. In general, the early part of 2018 is hard to call, in part because there’s potential for a transition in investor sentiment during that period from more bullish, momentum stocks to more defensive, value stocks, and it’s hard to say what shape that will take. For the bulk of 2017, bullish, upward momentum FAANG-type stocks gained the day.

Could that continue for the early part of 2018? Perhaps not. There may be a lot of pent-up sellers waiting for the turn of the year and tax changes. Then, starting in February we will begin to see the leading edge of first quarter data, which we view as the start of a potential transition from momentum to value. Since early November 2017 we’ve been seeing some signs of a rotation toward value. Both in economic data (GDP) and corporate data (earnings), year-over-year comps (comparables) are going to be getting tougher, and when that happens is the most likely time to see a shift from data improvement to data decline. It’s hard to say exactly when evidence of the tougher GDP and earnings comps could start, but we would guess somewhere between February and April as most likely. Earnings in particular face a bit of a wall of comps, with all of 2018 likely to get harder. That doesn’t mean stocks have to crash (no one has never really figured out how to predict a crash), but the going is likely to be tougher for the bulk of 2018.

As always, our plan is to look for sensible risk/reward opportunities in every sector, one stock at a time. As we suggested last quarter, we think there may still be some opportunities in retail. Because of our low exposure to financials, it makes sense to continue to look for opportunities there, but currently it seems like opportunities in small cap financials are easier to come by than in the large cap space. In addition, for the bulk of 2018 we expect staples (mostly food, beverage, household and personal products) will gradually become more attractive, as comps for other sectors become more difficult while there are a lot of staples names where expectations are relatively low, and defensive concerns start to reappear. Utilities remain somewhat attractive and certain REITS could be interesting. The technology and health care sectors look generally unattractive, and we are mostly neutral on the other sectors.

Stock valuations continue to be high just about everywhere. This makes us wonder if to some extent 2018 is more about picking the ‘least bad’ option versus the option with the highest upside potential. It’s easy to imagine a lot of downside in some individual names given where investor expectations are.

As always, we’ll look for good opportunities where we can find them, whatever sector they’re in. We will also look for black swans, but by their nature they’re pretty hard to predict. Lastly, as evidence changes, we’re happy to change our outlook based on the evidence as it appears.

PERFORMANCE

The Symons Value Institutional Fund is an actively managed fund and may not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that outperform the fund’s benchmark over full market cycles.

For the fiscal year ended November 30, 2017, the Fund’s return was 11.93% and the return of its benchmark, the S&P 500 Index, was 22.87%. This underperformance was primarily due to the defensive positioning of the Fund’s portfolio, which held a substantial cash position, was overweight in defensive sectors with less downside risk, and was underweight in cyclical sectors with greater downside risk.

Our consistent investment stance as risk managers is to protect against downside risks, to seek good risk/return opportunities, and thereby to build sustainable wealth. During the fiscal year, we have had somewhat elevated cash levels and limited exposure to the technology, financial and other cyclical sectors. We have an overweighting of consumer staples and utilities stocks. Consumer staples stocks were affected by the fear that Amazon will take over the entire retail world, much like the popular view during the tech bubble that the “old economy” stocks had become irrelevant. Utilities stocks trade similar to bonds due to their slow growth and stable revenue traits. While the Fed can influence short-term rates, long-term rates ultimately are driven by the rate of economic growth. As discussed above, while hopes for economic growth are high, actual economic growth remains modest. Consumer staples and utilities stocks are not popular at the moment, but often that is where the attractive risk/reward valuations are, along with limited downside risk. We continue to be comfortable holding such high quality stocks with sustainable revenue streams.

As a corollary to our overweighting in defensive stocks, we continue to have an underweighting in cyclical stocks that traditionally do well in times of sustained economic growth. Cyclical stocks recently have been helped by the hope of economic revival generated by tax reductions. A full market cycle is more than just a few months or even years, and the recent dramatic move in the S&P 500 Index, particularly with FAANG stocks, is not supported by any dramatic changes in economic data or corporate profitability.

Buying stocks for the long-term requires discipline and patience, particularly in markets with valuations that suggest higher than average downside risk. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. When we purchase a stock, it is not uncommon in the short term to see some level of price decline. Subsequently it is not uncommon for those same holdings to appreciate as initially expected. The result is that we often must demonstrate patience if the market for a stock does not immediately go our way. As we want every shareholder to understand, we are paid to manage risk.

CONCLUSION

Through risk management, Symons Capital attempts to preserve capital and limit the stress of big declines on our clients’ portfolios. While passive investing in the broad market can have a place in investment portfolios and can look great in up markets, this approach also carries a material risk of wiping out temporary wealth accumulation and generating great investor stress. And, while stocks may usually go up, when stocks go down they often go down a lot and go down quickly. When such downside losses do happen, many investors are at an age where they don’t have the time to recover big losses. When this happens, it is not a very satisfactory answer for the investment manager to say that no one could have seen that coming, and they were successful because they only went down 45% while the market went down 50%.

On the other hand, if a manager can successfully manage risk, then capital can be better preserved and wealth better sustained. No approach is perfect. We all have our mea culpas. But so far, Symons Capital has never had to say to clients that we have suffered a market loss similar to what the S&P 500 has suffered twice in the last 18 years. We take our risk management and capital preservation responsibilities seriously, and we invest our own money side-by-side with our clients.

Yours sincerely,

Ed Symons, JD	Colin Symons, CFA
Chairman & Founder	Chief Investment Officer

Index information is presented for comparison purposes. The indices are unmanaged, not investable, have no expenses and reflect reinvestment of dividends and distributions. Different types of investments involve varying degrees of risk, and there can be no assurance that the future performance of any specific investment, investment strategy, or product made reference to directly or indirectly in this newsletter, will be profitable, equal any corresponding indicated historical performance level(s), or be suitable for your portfolio. Due to various factors, including changing market conditions, the content may no longer be reflective of current opinions or positions. Moreover, you should not assume that any discussion or information contained in this letter serves as the receipt of, or as a substitute for, personalized investment advice from Symons Capital Management, Inc. To the extent that a reader has any questions regarding the applicability of any specific issue discussed above to his/her individual situation, he/she is encouraged to consult with the professional advisor of his/her choosing. A copy of our current brochure, discussing our advisory services and fees, is available for review upon request. The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (for the periods ended November 30, 2017)

	1 Year	5 Year	10 Year
Symons Value Institutional Fund	11.93%	7.91%	6.26%
S&P 500 Index**	22.87%	15.74%	8.30%
S&P 500 Value Index **	16.35%	14.35%	6.46%
FTSE Russell 3000 Value Index**	14.70%	14.16%	6.95%

Total annual operating expenses, as disclosed in the Symons Value Institutional Fund (the “Fund”) prospectus dated March 30, 2017, were 1.32% of average daily assets (1.23% after fee waivers by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.21% of the Fund’s average daily net assets through November 30, 2022. Additional information pertaining to the Fund’s expense ratios as of November 30, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

INVESTMENT RESULTS – (Unaudited) (continued)

**	Effective March 30, 2017, the Fund’s primary benchmark index was updated from the FTSE Russell 3000 Value Index to the S&P 500 Index, and on June 16, 2017, the Fund added the S&P 500 Value Index as a secondary index. The Adviser has determined that the S&P indices more closely align with the investment strategies of the Fund. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value Index measures the performance of the large-capitalization value sector in the U.S. equity market and is a subset of the S&P 500 Index. It consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. The FTSE Russell 3000 Value Index is a market capitalization index made up of 3,000 of the largest U.S. stocks, and is comprised of the Russell 1000 Index (large cap) and the Russell 2000 index (small cap). Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on November 30, 2007 and held through November 30, 2017. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The S&P 500® Index, and S&P 500® Value Index and FTSE Russell 3000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in each index plus the reinvestment of dividends and are not annualized.

INVESTMENT RESULTS – (Unaudited) (continued)

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

COMMON STOCKS – 89.60%	Shares	Fair Value
Beverages – 7.88%
Ambev SA ADR	243,446	$1,506,931
Diageo PLC ADR	13,383	1,853,144
Molson Coors Brewing Co. – Class B	30,633	2,392,437

		5,752,512

Construction & Engineering – 3.44%
Fluor Corp.	51,841	2,509,623

Electric Utilities – 9.48%
Alliant Energy Corp.	32,750	1,477,352
FirstEnergy Corp.	64,328	2,196,158
PG&E Corp.	59,873	3,247,512

		6,921,022

Equity Real Estate Investment Trusts – 8.04%
GEO Group, Inc./The	64,408	1,709,388
OUTFRONT Media, Inc.	80,884	1,897,539
Public Storage	10,617	2,262,695

		5,869,622

Food & Staples Retailing – 4.36%
Kroger Co.	65,532	1,694,658
Rite Aid Corp. *	741,360	1,490,134

		3,184,792

Food Products – 20.09%
Campbell Soup Co.	37,948	1,870,836
ConAgra Foods, Inc.	69,315	2,587,529
General Mills, Inc.	48,172	2,724,608
Hershey Co./The	32,617	3,618,204
JM Smucker Co./The	33,078	3,859,210

		14,660,387

Health Care Providers & Services – 2.77%
Express Scripts Holding Co. *	30,974	2,018,885

Independent Power & Renewable Electricity Producer – 3.31%
AES Corp.	228,260	2,414,991

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2017

COMMON STOCKS – 89.60% – (continued)	Shares	Fair Value
Internet Software & Services – 2.15%
Alphabet, Inc. – Class C *	1,533	$1,565,822

Media – 2.17%
Viacom, Inc. – Class B	55,914	1,583,484

Multiline Retail – 5.29%
Nordstrom, Inc.	50,414	2,291,316
Target Corp.	26,233	1,571,357

		3,862,673

Multi-Utilities – 4.74%
Dominion Resources, Inc.	41,158	3,462,623

Specialty Retail – 9.43%
Foot Locker, Inc.	41,298	1,769,206
TJX Cos., Inc./The	22,073	1,667,615
Tractor Supply Co.	26,718	1,823,236
Williams-Sonoma, Inc.	31,640	1,618,702

		6,878,759

Technology Hardware, Storage & Peripherals – 2.57%
Seagate Technology PLC	48,728	1,878,952

Wireless Telecommunication Services – 3.88%
Rogers Communications, Inc.	54,631	2,833,164

TOTAL COMMON STOCKS (Cost $60,030,181)		65,397,311

MONEY MARKET SECURITIES – 11.06%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio – Institutional Class, 0.97% (a)	8,071,911	8,071,911

TOTAL MONEY MARKET SECURITIES (Cost $8,071,911)		8,071,911

TOTAL INVESTMENTS – 100.66% (Cost $68,102,092)		73,469,222

Liabilities in Excess of Other Assets – (0.66)%		(484,830)

NET ASSETS – 100.00%		$72,984,392

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2017

(a)	Rate disclosed is the seven day effective yield as of November 30, 2017.

*	Non-income producing security.

ADR – American	Depositary Receipt

The industries shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

Assets
Investments in securities at fair value (cost $68,102,092)	$73,469,222
Receivable for fund shares sold	20,520
Dividends receivable	173,095
Prepaid expenses	14,764

Total Assets	73,677,601

Liabilities
Payable for investments purchased	61,332
Payable for fund shares redeemed	542,780
Payable to Adviser	52,463
Payable to Administrator	9,943
Other accrued expenses	26,691

Total Liabilities	693,209

Net Assets	$72,984,392

Net Assets consist of:
Paid-in capital	$58,966,657
Accumulated undistributed net investment income	222,523
Accumulated undistributed net realized gain from investment transactions	8,428,082
Net unrealized appreciation on investments	5,367,130

Net Assets	$72,984,392

Shares outstanding (unlimited number of shares authorized, no par value)	6,239,117

Net asset value, offering price and redemption price per share (a)	$11.70

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $26,515)	$2,237,529

Total investment income	2,237,529

Expenses
Investment Adviser	827,953
Administration	63,140
Fund accounting	33,743
Registration	24,502
Report printing	23,079
Audit	17,900
Legal	15,474
Transfer agent	15,000
Custodian	13,260
Trustee	12,240
Chief Compliance Officer	8,180
Insurance	7,160
Pricing	1,275
Miscellaneous	11,426

Total expenses	1,074,332
Fees waived by Adviser	(72,811)

Net operating expenses	1,001,521

Net investment income	1,236,008

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	8,428,085
Net realized loss on foreign currency translations	(3,450)
Net change in unrealized appreciation/depreciation of investment securities	(378,114)

Net realized and unrealized gain on investments	8,046,521

Net increase in net assets resulting from operations	$9,282,529

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	Year Ended November 30, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,236,008	$1,189,000
Net realized gain on investment securities and foreign currency translations	8,424,635	1,866,110
Net change in unrealized depreciation of investment securities	(378,114)	(932,150)

Net increase in net assets resulting from operations	9,282,529	2,122,960

Distributions
From net investment income	(1,233,844)	(1,158,328)
From net realized gains	(1,801,170)	(3,035,686)

Total distributions	(3,035,014)	(4,194,014)

Capital Transactions
Proceeds from shares sold	5,095,270	33,586,959
Proceeds from redemption fees (a)	4,873	5,809
Reinvestment of distributions	2,743,003	3,729,260
Amount paid for shares redeemed	(31,211,306)	(24,104,311)

Net increase (decrease) in net assets resulting from capital transactions	(23,368,160)	13,217,717

Total Increase (Decrease) in Net Assets	(17,120,645)	11,146,663

Net Assets
Beginning of year	90,105,037	78,958,374

End of Year	$72,984,392	$90,105,037

Accumulated undistributed net investment income	$222,523	$223,809

Share Transactions
Shares sold	450,699	3,012,228
Shares issued in reinvestment of distributions	248,908	345,173
Shares redeemed	(2,779,050)	(2,169,389)

Net increase (decrease) in shares outstanding	(2,079,443)	1,188,012

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fiscal Year Ended November 30,
	2017	2016	2015	2014	2013
Selected Per Share Data:
Net asset value, beginning of year	$10.83	$11.07	$12.91	$11.82	$10.94

Income from investment operations:
Net investment income	0.18	0.14	0.18	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.09	0.19	(0.29)	1.06	1.59

Total from investment operations	1.27	0.33	(0.11)	1.24	1.75

Less distributions to shareholders:
From net investment income	(0.17)	(0.14)	(0.20)	(0.15)	(0.15)
From net realized gain	(0.23)	(0.43)	(1.53)	–	(0.72)

Total distributions	(0.40)	(0.57)	(1.73)	(0.15)	(0.87)

Paid in capital from redemption fees (a)	–	–	–	–	–

Net asset value, end of year	$11.70	$10.83	$11.07	$12.91	$11.82

Total Return (b)	11.93%	3.05%	(1.11)%	10.55%	16.05%
Ratios and Supplemental Data:
Net assets, end of year (000)	$72,984	$90,105	$78,958	$95,107	$90,882
Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.21%	1.29	%(c)
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.30%	1.30%	1.34%	1.34%	1.33%
Ratio of net investment income to average net assets	1.49%	1.30%	1.61%	1.48%	1.32%
Portfolio turnover rate	89%	83%	65%	58%	45%

(a)	Redemption fees resulted in less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year is reported subsequent to year end. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended November 30, 2017, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain on Investments
$ –	$(3,450)	$3,450

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$65,397,311	$–	$–	$65,397,311
Money Market Securities	8,071,911	–	–	8,071,911

Total Investment Securities	$73,469,222	$–	$–	$73,469,222

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2017 based on input levels assigned at November 30, 2016.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that the total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, if any, extraordinary litigation expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.21% of the Fund’s average daily net assets through March 31, 2022. For the fiscal year ended November 30, 2017, the Adviser earned a fee of $827,953 from the Fund. For the fiscal year ended November 30, 2017, the Adviser waived fees of $72,811. At November 30, 2017, the Fund owed the Adviser $52,463 for advisory services.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of November 30, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $259,777 from the Fund no later than November 30, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended November 30, 2017, the Administrator earned fees of $63,140 for administration services, $15,000 for transfer agent services, and $33,743 for fund accounting services. At November 30, 2017, the Fund owed the Administrator $9,943 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC (“Ultimus”) or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be affiliate of the Distributor. Officers are not paid by the Trust for services to the Fund.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. The CCO receives compensation plus reimbursement for out of pocket expenses through contracts with the funds.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Amount
Purchases	$64,215,883
Sales	$79,970,642

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2017, Charles Schwab & Co. (“Schwab”) and LPL Financial, for the benefit of its customers, owned 31.92% and 26.19% of the Fund, respectively. As a result, Schwab and LPL Financial may be deemed to control the Fund.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2017, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross unrealized appreciation	$6,595,942
Gross unrealized depreciation	(1,228,812)

Net unrealized appreciation	5,367,130

At November 30, 2017, the aggregate cost of securities for federal income tax purposes was $68,102,092.

The tax character of distributions paid during the fiscal year ended November 30, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary income*	$1,233,844	$1,158,328
Long-term capital gain	1,801,170	3,035,686

	$3,035,014	$4,194,014

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Amount
Undistributed ordinary income	$1,731,673
Undistributed long-term capital gain	6,918,932
Unrealized appreciation	5,367,130

$14,017,735

As of November 30, 2017, the Fund did not have any unused capital loss carryforwards available for federal tax purposes.

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

On December 28, 2017, the Fund paid an income distribution of $0.049104 per share, a short-term capital gain distribution of $0.252450 per share, and a long-term capital gain distribution of $1.157394 per share to shareholders of record on December 27, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Symons Value Institutional Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2018

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2017 to November 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transaction costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During the Period* June 1, 2017 – November 30, 2017
Actual	$1,000.00	$1,021.20	$6.13
Hypothetical **	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended November 30, 2017, the Fund designates 70.69% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2017, the Fund designates 63.99% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended November 30, 2017, the Fund designated $1,801,170 as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).
Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank Of The Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.
*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004
*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

    Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Auer Growth Fund

Annual Report

November 30, 2017

Fund Adviser:

SBAuer Funds, LLC

8801 River Crossing Blvd., Suite 100

Indianapolis, IN 46240

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

As we near the 10 year anniversary of the Auer Growth Fund (the “Fund”), we would like to say a special thank you to those shareholders who have been with us since the founding of the Fund. To all our shareholders, we can say that this year we have finally seen the performance we expected from day one. The Fund was up 29.97% from December 1, 2016 to November 30, 2017. The 29.97% that the Fund returned compares to 22.87% for the S&P 500 Index over the same period. We are most excited to report that as of November 30, 2017, the Fund was in the top 1% of the 804 funds in Morningstar’s Small Blend(a) category 2017 year-to-date.

We are very pleased with the return of the Fund since our last letter to shareholders. The key question we need to answer for you is: Why is the Fund’s performance so much better this year than in some previous periods?

We believe there are 2 key factors in the Fund’s outperformance: confidence and consistency.

We have seen the confidence in the market return over the last 12 months. The Federal Reserve has signaled confidence in the overall economy by beginning to sensibly and incrementally increase the fed funds rate. As we have said in the past, we see this as a very strong indicator of the health of the overall economy and stated that we believed the Fund would benefit from a well-planned and incremental increase in the interest rate environment. In addition to the confidence signaled by the Federal Reserve, we believe the market has benefited from a more pro-business political environment. With a change in the party alignment in Washington, we have seen reductions in regulations and streamlining in agencies which have led to a political environment that makes it easier for companies to do business in the US. Perhaps more important than the regulatory environment is the optimism with which business leaders are viewing the possibility of real and impactful changes to the tax code. There is a strong feeling among business leaders that the changes will reduce income taxes and create an opportunity to repatriate overseas profits from international operations. While confidence in the stock market creates the right ecosystem for growth, it means very little if you are not positioned to take advantage of it.

Our second key factor is consistency. We look for strong companies that are growing rapidly, increasing sales that are not over-priced, in our opinion. Investment selection for the Fund is executed based on a long-term proven process. We look for three key criteria when we select stocks. We begin by looking at the

(a)	Morningstar Small Blend category definition: Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

quarterly earnings a company produces. We look for companies that are increasing earnings-per-share by at least 25% over the year. To make sure companies are increasing earnings in a sustainable way with an eye to the future, we look for increasing sales. We look for a minimum sales increase of 20% from the year ago quarter. This helps to ensure we are buying companies that are growing their core business and not just engaging in financial engineering to look profitable. Finally we only invest in companies that are trading at a Price to Earnings Ratio of 12 or lower. Using this 25:20:12 hurdle means we ask a lot from the stocks we buy for you; very strong earnings growth, strong sales growth, and priced at a very low valuation. In other words, we want to buy Porsches for the cost of Hondas. We apply this strategy through thick and thin, in all market cycles and without focusing on anything but finding the best companies at the best prices.

Looking ahead at what the next year brings us, we believe that the confidence in the market will continue. With tax reform passed, we could see as much as $2.6 trillion flow back into the US from earnings achieved overseas by US companies. We believe it is most likely companies will pay down debt, invest in company infrastructure or buy back outstanding shares of the company. We see all three of these options being very positive for the markets as a whole. In addition, we see the Federal Reserve continuing to express confidence in the US economy by slowly raising interest rates and believe this will translate into confidence in the stock market. The biggest risk we believe is also the greatest opportunity. With a growing and robust economy the risk of inflation increases. This coupled with the historically low interest rates in the bond market will create pressure from investors for higher returns that can only be found outside the bond market. As equity investors, we love the idea of money flowing out of the bond market in a calm and orderly manner. The risk we see is if the bond market experiences a less orderly drawdown leading to large price fluctuations and market disruption. Additionally, we see the possibility of geo-political disruption to the market as a possibility. With tensions high in the Korean peninsula, we are concerned with possible military action, but consider the possibility low.

While we believe it is important to be aware of the macroeconomic picture and the larger political landscape, when investing we do not put much weight in those factors. We believe that we will always be able to find those entrepreneurial leaders who steer their companies through the rough waters and turn adversity into opportunity. The Auer Growth Fund, consistently applying our discipline, will be there looking for them.

As we move into our second decade in operation, we thank you for your confidence and trust. We believe strongly that the Fund is positioned well. Our promise to you is to continue to relentlessly pursue excellence in the application of our investment discipline.

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(For the periods ended November 30, 2017)

	1 Year	5 Year	Since Inception (December 28, 2007)
Auer Growth Fund	29.97%	9.45%	-1.17%
S&P 500® Index**	22.87%	15.74%	8.37%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the “Fund”) prospectus dated March 30, 2017, were 2.50% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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Comparison of the Change in Value of a $10,000 Investment in the Auer Growth Fund, and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2017. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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FUND HOLDINGS – (Unaudited)

Auer Growth Fund Holdings as of November 30, 20171

[1]	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2017

Shares	COMMON STOCKS – 96.82%	Fair Value
	Consumer Discretionary – 9.56%
30,000	Beasley Broadcast Group, Inc., Class A	$340,500
27,000	Entravision Communications Corp.	190,350
14,000	Green Brick Partners, Inc. *	168,700
15,000	Horizon Global Corp. *	211,500
6,000	LGI Homes, Inc. *	421,260
10,000	Live Ventures, Inc. *	144,300
15,500	Modine Manufacturing Co. *	354,950
2,300	Nexstar Media Group, Inc.	156,170
35,000	TRI Pointe Group, Inc. *	634,200
11,500	William Lyon Homes, Class A *	343,160

		2,965,090

	Consumer Staples – 4.33%
3,500	Sanderson Farms, Inc.	593,915
41,000	SUPERVALU, Inc. *	749,480

		1,343,395

	Energy – 17.40%
73,000	Abraxas Petroleum Corp. *	151,110
53,000	Cenovus Energy, Inc.	504,030
180,000	Fairmount Santrol Holdings, Inc. *	867,600
14,000	Goodrich Petroleum Corp. *	147,700
9,000	HollyFrontier Corp.	400,320
43,000	McDermott International, Inc. *	312,180
7,800	Par Pacific Holdings, Inc. *	161,928
20,000	Peabody Energy Corp. *	666,200
12,000	ProPetro Holding Corp. *	225,240
49,000	Smart Sand, Inc. *	390,530
43,000	Southwestern Energy Co. *	273,480
32,500	SRC Energy, Inc. *	284,700
20,500	U.S. Silica Holdings, Inc.	679,985
3,900	Valero Energy Corp.	333,918

		5,398,921

	Financials – 12.18%
5,500	ACNB Corp.	159,500
5,500	American Equity Investment Life Holding Co.	174,515
12,000	Annaly Capital Management, Inc.	140,040

See accompanying notes which are an integral part of these financial statements.

6

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2017

Shares	COMMON STOCKS – 96.82% – continued	Fair Value
	Financials – 12.18% – continued
5,000	Apollo Global Management, LLC, Class A (a)	$156,550
12,000	Ares Commercial Real Estate Corp.	161,760
70,000	Broadway Financial Corp. *	153,300
11,000	Colony Bankcorp Inc	150,700
20,000	Cowen Group, Inc., Class A *	298,000
5,100	Emclaire Financial Corp.	156,825
3,300	Encore Capital Group, Inc. *	151,140
16,000	First Horizon National Corp.	310,240
8,700	Granite Point Mortgage Trust, Inc.	156,165
14,000	Health Insurance Innovations, Inc. *	326,900
16,000	New Residential Investment Corp.	283,040
12,500	Oak Valley Bancorp. *	226,875
12,000	Porter Bancorp, Inc. *	175,080
36,000	Sachem Capital Corp.	141,120
5,000	Timberland Bancorp, Inc. *	143,600
2,600	Virtus Investment Partners, Inc.	312,130

		3,777,480

	Health Care – 4.02%
6,000	ANI Pharmaceuticals, Inc. *	426,660
162,000	DURECT Corp. *	170,100
5,700	Eagle Pharmaceuticals, Inc. *	336,642
24,000	Innoviva, Inc. *	314,880

		1,248,282

	Industrials – 4.99%
11,500	Argan, Inc.	678,500
17,000	ASV Holdings, Inc. *	135,830
10,000	Key Technology, Inc. *	169,700
49,000	Sunrun, Inc. *	274,400
11,000	Willis Lease Finance Corp. *	288,640

		1,547,070

	Information Technology – 24.04%
12,000	Amtech Systems, Inc. *	118,560
15,000	Applied Materials, Inc.	791,550
26,500	Axcelis Technologies, Inc. *	848,000
30,000	Cohu, Inc.	682,800

See accompanying notes which are an integral part of these financial statements.

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AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2017

Shares	COMMON STOCKS – 96.82% – continued	Fair Value
	Information Technology – 24.04% – continued
1,600	DXC Technology Co.	$153,824
5,200	First Solar, Inc. *	322,920
13,000	Ichor Holdings Ltd. *	369,330
34,000	inTEST Corp. *	295,800
37,000	KEMET Corp. *	570,540
1,900	Lam Research Corp.	365,427
19,000	Micron Technology, Inc. *	805,410
4,200	Open Text Corp.	136,962
48,000	Pixelworks, Inc. *	276,000
90,000	Quarterhill, Inc.	153,900
78,000	SuperCom Ltd. *	322,140
3,000	Tech Data Corp. *	290,100
16,000	Teradyne, Inc.	647,520
19,000	Veeco Instruments, Inc. *	306,850

		7,457,633

	Materials – 18.79%
20,000	Century Aluminum Co. *	265,000
76,000	Cleveland-Cliffs, Inc. *	506,160
82,000	Gold Resource Corp.	326,360
200,000	Golden Star Resources Ltd.	172,320
11,500	Louisiana-Pacific Corp. *	317,515
10,500	Mercer International, Inc.	148,575
11,500	Methanex Corp.	612,375
10,000	Norbord, Inc.	346,700
29,000	Olympic Steel, Inc.	577,680
120,000	Paramount Gold Nevada Corp. *	152,400
7,000	Schweitzer-Mauduit International, Inc.	316,890
12,500	Synalloy Corp. *	161,250
198,128	Taseko Mines Ltd. *	412,106
26,000	Teck Resources Ltd., Class B	597,480
11,000	United States Steel Corp. *	318,120
27,000	Warrior Met Coal, Inc.	599,940

		5,830,871

	Real Estate – 0.53%
4,500	Griffin Industrial Realty, Inc.	164,250

See accompanying notes which are an integral part of these financial statements.

8

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2017

Shares	COMMON STOCKS – 96.82% – continued	Fair Value
	Utilities – 0.98%
4,000	Fortis, Inc.	$147,200
12,500	Spark Energy, Inc.	156,250

		303,450

	TOTAL COMMON STOCKS (Cost $26,025,061)	30,036,442

	MONEY MARKET SECURITIES – 3.25%
1,008,382	Fidelity Investments Money Market Government Portfolio, Class I, 0.97% (b)	1,008,382

	TOTAL MONEY MARKET SECURITIES (Cost $1,008,382)	1,008,382

	TOTAL INVESTMENTS – 100.07% (Cost $27,033,443)	31,044,824

	Liabilities in Excess of Other Assets – (0.07)%	(21,897)

	NET ASSETS – 100.00%	$31,022,927

(a)	Master Limited Partnership

(b)	Rate disclosed is the seven day effective yield as of November 30, 2017.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

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AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

Assets
Investments in securities at fair value (cost $27,033,443)	$31,044,824
Cash	1,950
Dividends receivable	30,606
Prepaid expenses	15,610

Total Assets	31,092,990

Liabilities
Payable to Adviser	38,065
Payable to Administrator	6,881
Other accrued expenses	25,117

Total Liabilities	70,063

Net Assets	$31,022,927

Net Assets consist of:
Paid-in capital	$37,474,178
Accumulated net investment loss	(254,718)
Accumulated net realized loss from investments	(10,207,914)
Net unrealized appreciation on investments	4,011,381

Net Assets	$31,022,927

Shares outstanding (unlimited number of shares authorized, no par value)	3,491,209

Net asset value, offering price and redemption price per share (a)	$8.89

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

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AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $ 5,428)	$646,855

Total investment income	646,855

Expenses
Investment Adviser	407,933
Administration	35,000
Fund accounting	25,000
Registration	22,657
Transfer agent	22,575
Audit	18,900
Legal	18,677
Report printing	15,412
Trustee	11,778
Chief Compliance Officer	8,180
Custodian	7,979
Pricing	3,263
Insurance	3,097
Miscellaneous	22,301

Total expenses	622,752

Net investment income	24,103

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	5,820,192
Net realized loss on foreign currency translations	(295)
Net change in unrealized appreciation of investment securities	1,403,877

Net realized and unrealized gain on investments	7,223,774

Net increase in net assets resulting from operations	$7,247,877

See accompanying notes which are an integral part of these financial statements.

11

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$24,103	$(267,375)
Net realized gain (loss) on investment securities and foreign currency translations	5,819,897	(2,295,246)
Net change in unrealized appreciation of investment securities	1,403,877	1,448,560

Net increase (decrease) in net assets resulting from operations	7,247,877	(1,114,061)

Capital Transactions
Proceeds from shares sold	437,504	55,824
Amount paid for shares redeemed	(1,833,600)	(8,530,573)
Proceeds from redemption fees (a)	21	21

Net decrease in net assets resulting from capital transactions	(1,396,075)	(8,474,728)

Total Increase (Decrease) in Net Assets	5,851,802	(9,588,789)

Net Assets
Beginning of year	25,171,125	34,759,914

End of year	$31,022,927	$25,171,125

Accumulated undistributed net investment loss	$(254,718)	$(271,567)

Share Transactions
Shares sold	51,382	8,584
Shares redeemed	(240,490)	(1,346,689)

Net decrease in shares outstanding	(189,108)	(1,338,105)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

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AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Fiscal Year Ended November 30,
	2017	2016	2015	2014	2013
Selected Per Share Data:
Net asset value, beginning of year	$6.84	$6.93	$7.77	$8.31	$5.66

Income from investment operations:
Net investment income (loss)	— (a)	(0.11)	(0.20)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	2.05	0.02 (b)	(0.64)	(0.42)	2.68

Total from investment operations	2.05	(0.09)	(0.84)	(0.54)	2.65

Paid in capital from redemption fees	— (a)	— (a)	—	— (a)	—

Net asset value, end of year	$8.89	$6.84	$6.93	$7.77	$8.31

Total Return (c)	29.97%	(1.30)%	(10.81)%	(6.50)%	46.82%

Ratios and Supplemental Data:
Net assets, end of year (000)	$31,023	$25,171	$34,760	$66,210	$76,651
Ratio of expenses to average net assets	2.29%	2.44%	1.98%	1.88%	1.91%
Ratio of net investment income (loss) to average net assets	0.09%	(1.07)%	(0.75)%	(1.24)%	(0.27)%
Portfolio turnover rate	191%	175%	138%	140%	147%

(a)	Resulted in less than $0.005 per share.

(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

13

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

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AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) and distributions from master limited partnerships are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from master limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange

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AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2017, the Fund made the following reclassifications to increase/(decrease) the components of net assets, which were due primarily to expiring capital loss carry forwards and capital distributions from underlying investments:

Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
$(23,073,602)	$(7,254)	$23,080,856

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

16

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and master limited partnerships, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing

17

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

18

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$30,036,442	$–	$–	$30,036,442
Money Market Securities	1,008,382	–	–	1,008,382

Total	$31,044,824	$–	$–	$31,044,824

*	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2017, based on input levels assigned at November 30, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2017, the Adviser earned a fee of $407,933 from the Fund. At November 30, 2017, the Fund owed the Adviser $38,065 for advisory services.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended November 30, 2017, the Administrator earned fees of $35,000 for administration services, $22,575 for transfer agent services, and $25,000 for fund accounting services. At November 30, 2017, the Fund owed the Administrator $6,881 for such services.

19

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are officers or employees of Ultimus Fund Solutions, LLC (“Ultimus”) or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An Officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of Ultimus, the Distributor or the Administrator, are not paid by the Trust for services to the Fund.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,800 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,250 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days notice to shareholders.

20

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2017, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases	$50,500,544
Sales	$52,191,443

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2017, Bryan Auer and Janet Auer, who are married, owned 73.72% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2017, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross unrealized appreciation	$4,390,334
Gross unrealized depreciation	(408,347)

Net unrealized appreciation on investments	$3,981,987

At November 30, 2017, the aggregate cost of securities for federal income tax purposes, was $27,062,837.

At November 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(10,433,238)
Unrealized appreciation	3,981,987

$(6,451,251)

21

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2017

NOTE 7. FEDERAL TAX INFORMATION – continued

As of November 30, 2017, the Fund had short-term and long-term capital loss carryforwards of $4,631,431 and $5,543,029, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. For the year ended November 30, 2017, capital loss carryforwards in the amount of $23,029,722 expired. During the year ended November 30, 2017, the fund utilized short-term and long-term capital loss carryforwards in the amount of $4,962,846 and $315,693, respectively.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended November 30, 2017, the Fund deferred $258,778 of late year ordinary losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2018

23

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2017 and held through November 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During the Period* June 1, 2017 – November 30, 2017
Actual	$1,000.00	$1,198.10	$12.47
Hypothetical**	$1,000.00	$1,013.73	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

24

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer

Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011-Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011-Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

25

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank Of The Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

26

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

27

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

28

ADVISER RENEWAL AGREEMENT (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of continuance of the Fund’s management agreement with its investment adviser, SB Auer Funds, LLC (“Auer”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on August 1, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2017, the Committee and the Board interviewed certain executives of Auer, including Auer’s Portfolio Manager and Operations Manager, its Chief Compliance Officer, and its Senior Portfolio Manager. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services – The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which included, but were not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii)

Fund Performance – The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2017. The Trustees observed that the Fund had underperformed its benchmark, the S&P 500 Index, for the year-to-date and the three-year and five-year periods, but that it had outperformed its

29

ADVISER RENEWAL AGREEMENT (Unaudited) (continued)

benchmark for the one-year period. The Trustees also observed that the Fund had outperformed its Morningstar Small Blend category for the year-to-date and the one-year period, but that it had underperformed the category for the three- and five-year periods. The Trustees noted that the Fund was among the leaders in one-year performance and considered Auer’s explanation that its longer-term underperformance was primarily due to its quantitative, earnings momentum style, which is highly dependent on strong economic trends that have been lacking in the lukewarm economic environment.

(iii)	Fee Rate and Profitability – The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s management fee is higher than the average and median for funds of comparable size in the Fund’s Morningstar category. The Trustees indicated that they agreed with Auer that the extensive work done by Auer in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee. The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Auer is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also considered other potential benefits that Auer may receive in connection with its management of the Fund and noted Auer’s representation that it does not enter into soft-dollar transactions on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the costs incurred by Auer in providing services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv)	Economies of Scale – In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s level of profitability in managing the Fund, it does not appear that Auer is currently realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

30

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent year ended June 30 is available without charge upon request by (1) calling the Fund at (888) 711-2837 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and     Chief Financial Officer

Lynn E. Wood, Chief Compliance     Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

31

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

1

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)    The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2017	$13,000
	FY 2016	$13,800

Auer Growth Fund:	FY 2017	$13,000
	FY 2016	$14,300

(b)	Audit-Related Fees

Registrant
Symons Value Institutional Fund:	FY 2017	$0
	FY 2016	$0

Auer Growth Fund:	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees

Registrant
Symons Value Institutional Fund:	FY 2017	$3,000
	FY 2016	$5,000

Auer Growth Fund:	FY 2017	$4,000
	FY 2016	$3,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Symons Value Institutional Fund:	FY 2017	$0
	FY 2016	$0

Auer Growth Fund:	FY 2017	$0
	FY 2016	$0

Nature	of the fees: Not applicable

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)     During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$0	$0
FY 2016	$0	$0

(h)     The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedule filed with Item 1.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.     Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)    Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 13.	Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date 1/25/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date 1/25/18

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date 1/25/18